UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):     May 22, 2014

AmerisourceBergen Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-16671	23-3079390
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1300 Morris Drive Chesterbrook, PA	19087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (610) 727-7000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 22, 2014, AmerisourceBergen Corporation (the “Company”) completed the offering and sale of $600 million aggregate principal amount of the Company’s 1.150% Senior Notes due May 15, 2017 (the “2017 Notes”) and $500 million aggregate principal amount of the Company’s 3.400% Senior Notes due May 15, 2024 (the “2024 Notes” and together with the 2017 Notes, the “Notes”, and such offering, the “Senior Note Offering”). The 2017 Notes were issued under and are governed by an Indenture, dated as of November 19, 2009 (the “Base Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented and amended by a Third Supplemental Indenture, dated as of May 22, 2014, by and among the Company and the Trustee (the “Third Supplemental Indenture” and together with the Base Indenture, the “2017 Note Indenture”). The 2024 Notes were issued under and are governed by the Base Indenture, as supplemented and amended by a Fourth Supplemental Indenture, dated as of May 22, 2014, between the Company and the Trustee (the “Fourth Supplemental Indenture” and, together with the Base Indenture, the “2024 Note Indenture”).  The “2017 Note Indenture” and the “2024 Note Indenture” are sometimes referred to herein as the “Indentures”.

The 2017 Notes bear interest at a rate of 1.150% per year, payable semiannually in arrears on May 15 and November 15 of each year, beginning on November 15, 2014. The 2017 Notes will mature on May 15, 2017, unless earlier redeemed or repurchased. The Company may redeem the 2017 Notes, in whole or in part, at any time and from time to time at a “make-whole” redemption price set forth in the Third Supplemental Indenture (which redemption price may not be less than the principal amount of the 2017 Notes to be redeemed) plus accrued and unpaid interest, if any, to the date of redemption.  The 2024 Notes bear interest at a rate of 3.400% per year, payable semiannually in arrears on May 15 and November 15 of each year, beginning on November 15, 2014.  The 2024 Notes will mature on May 15, 2024, unless earlier redeemed or repurchased.  The Company may redeem the 2024 Notes, in whole or in part, at any time from time to time prior to February 15, 2024 at a “make-whole” redemption price set forth in the Fourth Supplemental Indenture (which redemption price may not be less than the principal amount of the 2024 Notes to be redeemed) and at any time on or after February 15, 2024 at 100% of the principal amount, in each case, plus accrued and unpaid interest, if any, to the date of redemption. Subject to certain limitations, in the event of a change of control of the Company, the Company will be required to make an offer to purchase the Notes at a price equal to 101% of the principal amount of the Notes to be purchased, plus accrued and unpaid interest, if any, to the date of repurchase.

The Notes are unsecured and unsubordinated obligations of the Company.  The Notes rank equal in right of payment with all of the Company’s existing and future unsecured and unsubordinated indebtedness. However, the Notes are structurally subordinated to all indebtedness and other liabilities, including trade payables, of the Company’s subsidiaries.

Subject to a number of important qualifications and exceptions, the Indentures, among other things, limit the Company’s ability and the ability of the Company’s restricted subsidiaries to create liens and to enter into sale and leaseback transactions and limit the Company’s ability to merge or consolidate with or into other entities or to sell, lease or convey all or substantially all of the Company’s and its restricted subsidiaries’ assets, taken as a whole.

The Indentures provide for certain events of default which include (subject in certain cases to grace and cure periods), among others, nonpayment of principal or interest; breach of covenants or warranties in the Indentures; defaults under or failure to pay certain other indebtedness; failure to pay certain final judgments; and certain events of bankruptcy, insolvency, reorganization, administration or similar proceedings. Generally, if an event of default occurs, (i) the Trustee and the holders of at least 25% in aggregate principal amount of the then outstanding 2017 Notes may declare all the 2017 Notes to be due and payable immediately and (ii) the Trustee and the holders of at least 25% in aggregate principal amount of the then outstanding 2024 Notes may declare all the 2024 Notes to be due and payable immediately.

The foregoing is a brief description of certain terms of the Indentures and, by its nature, is incomplete. It is qualified in its entirety by the text of the Indentures. The Company is filing the Third Supplemental Indenture as Exhibit 4.1 to this Current Report on Form 8-K, the Fourth Supplemental Indenture as Exhibit 4.2 to this Current Report on Form 8-K and the Base Indenture was filed with the Securities and Exchange Commission on November 23, 2009 as Exhibits 4.1 to the Company’s Current Report on Form 8-K, all of which are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above with respect to the Indentures and the Notes is hereby incorporated by reference into this Item 2.03 insofar as it relates to the creation of a direct financial obligation.

Item 7.01. Regulation FD Disclosure.

On May 22, 2014, the Company issued a news release announcing that it closed the Senior Note Offering and that it intends to redeem any and all outstanding aggregate principal amount of its 5 7/8% Senior Notes due 2015 (the “2015 Notes”). The news release is being furnished with this Current Report as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01. Other Events.

Closing of Senior Note Offering

The legal opinion of Morgan, Lewis & Bockius LLP as to the validity of the Notes is attached as Exhibit 5.1 to this Current Report on Form 8-K and such opinion contains the consent of Morgan, Lewis & Bockius LLP to the filing of its opinion as an exhibit to this Current Report on Form 8-K.

Redemption of  5 7/8% Senior Notes due 2015

On May 22, 2014, the Company instructed The Bank of New York Mellon, as trustee for the 2015 Notes, to distribute a notice of redemption to all registered holders of the 2015 Notes on May 22, 2014 to redeem any and all outstanding aggregate principal amount of the 2015 Notes on June 23, 2014 (the “Redemption Date”).  The 2015 Notes are governed by that certain Indenture, dated as of September 14, 2005 (the “2005 Indenture”), between the Company and The Bank of New York Mellon (formerly known as The Bank of New York), as successor as trustee to J.P. Morgan Trust Company, National Association, as trustee. The 2015 Notes will be redeemed at a price based on the remaining scheduled payments of principal thereof and interest thereon using a discount rate equal to the Adjusted Treasury Rate (as defined in the 2005 Indenture), together with accrued and unpaid interest, if any, to the Redemption Date. The aggregate principal amount of the 2015 Notes outstanding on May 22, 2014 was $500,000,000.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

4.1	Third Supplemental Indenture, dated May 22, 2014, by and between AmerisourceBergen Corporation and U.S. Bank National Association (including Form of 1.150% Senior Note due 2017).

4.2	Fourth Supplemental Indenture, dated May 22, 2014, by and between AmerisourceBergen Corporation and U.S. Bank National Association (including Form of 3.400% Senior Note due 2024).

5.1	Opinion of Morgan, Lewis & Bockius LLP.

12.1	Statement Regarding Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Morgan, Lewis & Bockius LLP (contained in Exhibit 5.1).

99.1	News release of AmerisourceBergen Corporation, dated May 22, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmerisourceBergen Corporation

May 22, 2014	By:	/s/ Tim G. Guttman
		Name:	Tim G. Guttman
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Third Supplemental Indenture, dated May 22, 2014, by and between AmerisourceBergen Corporation and U.S. Bank National Association (including Form of 1.150% Senior Note due 2017).

4.2	Fourth Supplemental Indenture, dated May 22, 2014, by and between AmerisourceBergen Corporation and U.S. Bank National Association (including Form of 3.400% Senior Note due 2024).

5.1	Opinion of Morgan, Lewis & Bockius LLP.

12.1	Statement Regarding Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Morgan, Lewis & Bockius LLP (contained in Exhibit 5.1).

99.1	News release of AmerisourceBergen Corporation, dated May 22, 2014.